                                                                    Exhibit 10.5


                     THIRD AMENDMENT TO AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                                   AND CONSENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT AND CONSENT (this "Third Amendment") is made and entered into as of the 14th day of April, 2000, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the "Parent"), its Subsidiaries (other than Excluded Subsidiaries) listed on SCHEDULE 1 to the Credit Agreement defined below (together with the Parent, collectively the "Borrowers"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A., "Fleet"), KEYBANK NATIONAL ASSOCIATION ("Keybank"), BANK OF AMERICA, N.A. ("BOA"), COMERICA BANK, LASALLE BANK NATIONAL ASSOCIATION, CREDIT LYONNAIS, FIRST VERMONT BANK AND TRUST COMPANY, CIBC, INC. and CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC Canada"), a Canadian chartered bank (acting in its individual capacity), and such banks or other financial institutions which may become a party thereto (the "Banks"), Fleet as Administrative Agent for the Banks (the "Administrative Agent"), Keybank as Documentation Agent, BOA as Syndication Agent and CIBC Canada as the Canadian Agent (the "Canadian Agent", and together with the Administrative Agent, the "Bank Agents").

         WHEREAS, the Borrowers, the Banks and the Bank Agents are parties to an Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 14, 1999, (as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of February 2, 2000, a Second Amendment to Revolving Credit and Term Loan Agreement dated as of February 14, 2000, and as the same may be further amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks have extended credit to the Borrowers on the terms set forth therein;

         WHEREAS, the Borrowers have agreed to certain increases in pricing and prepayment premiums;

         WHEREAS, the Borrowers, the Banks and the Administrative Agent wish to make certain amendments to the Credit Agreement to implement such pricing increases and prepayment premiums;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         2. AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by:

         (a)      adding the following definitions in proper alphabetical order:

                           "ADJUSTED MARGIN. A margin of 0.125% per annum
                  added to the otherwise applicable rate during the Adjustment Period.

                           ADJUSTMENT PERIOD. The period from March 15, 2000
                  through September 14, 2000, provided that no Event of Default has occurred and is continuing. If an Event of Default has occurred and is continuing, the Adjustment Period shall continue until such Event of Default has been cured to the satisfaction of the Required Banks.

                           PREMIUM PERIOD. March 15, 2000 through March 15,
                  2001."

         (b) deleting the last paragraph of the definition of "Applicable Rate" therein and restating it as follows:

                           "Each Applicable Rate shall become effective on the
                  first day after receipt by the Banks of financial statements delivered pursuant to Sections 7.4(a) or (b) hereof which indicate a change in the Pricing Ratio and in the Applicable Rate in accordance with the above table, PROVIDED that for the period from the Effective Date through six (6) months from the Effective Date, the Applicable Rate shall be Level IV, PROVIDED FURTHER that during the Adjustment Period, the Adjusted Margin shall be added to the Applicable Rate for Loans across all Levels in the above table and to the Acceptance Fee for Bankers' Acceptances. If at any time the financial statements required to be delivered pursuant to Sections 7.4(a) or (b) hereof are not delivered within 10 days after the time periods specified in such subsections, the Applicable Rate shall be the rate set forth for Level IV PLUS the Adjusted Margin, if applicable, subject to adjustment upon actual receipt of such financial statements. In the event that after the Effective Date and by March 31, 2000, the Parent shall have received Net Equity Proceeds of at least $100,000,000 from the Equity Offering, the Applicable Rate for Loans across all Levels in the above table and the Acceptance Fee for Bankers' Acceptances will be reduced by 0.250%, provided that under no circumstance shall the Applicable Rate for Base Rate Loans, Canadian Base Rate Loans or Canadian Prime Rate Loans be less than the Base Rate, Canadian Base Rate or Canadian Prime Rate, as applicable."

         and (c) deleting the following definition in its entirety and restating it as follows:

                           "LETTER OF CREDIT PERCENTAGE. The percentage per
                  annum equal to the margin above the Eurodollar Rate charged on Revolving Credit Eurodollar Rate Loans, as in effect from time to time, as set forth in the column "Applicable Rate for Revolving Credit Eurodollar Rate Loans" in the Applicable Rate table above, PLUS the Adjusted Margin, if applicable."

         3. AMENDMENTS TO SECTION 4A.4.2 OF THE CREDIT AGREEMENT. Section 4A.4.2 of the Credit Agreement is hereby amended by deleting Section 4A.4.2 in its entirety and restating it as follows:

                  "Section 4A.4.2. PAYMENT PROVISIONS. Each prepayment of the Term Loan required by this Section 4A.4 shall be allocated among the Term Loan Lenders in accordance with each such Bank's Term Loan Percentage. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity. No amount repaid with respect to the Term Loan may be reborrowed. Any Term Loan Lender may decline to accept any payments due to such Term Loan Lender pursuant to this Section 4A.4. Any such payments declined with respect to Section 4A.4.1(a) shall be used to repay the Domestic Revolving Credit Loans (but not permanently reduce the Total Commitment) on a pro rata basis.

                  In the event that any prepayment under Sections 4A.4.1 (a),
          (c), (d) or (e) is made during the Premium Period, a prepayment premium of 1.00% (the "Prepayment Premium") on the amount prepaid shall be payable by the Borrowers to the Administrative Agent for the benefit of the Term Loan Lenders; PROVIDED that, if such prepayment is required as a result of Section 4A.4.1(b), no such Prepayment Premium shall be required. The Administrative Agent agrees to pay to the Term Loan Lenders any Prepayment Premium received under this Section 4A.4.2 PRO-RATA in accordance with their Term Loan Percentages."

          4. AMENDMENTS TO SECTION 4A.5 OF THE CREDIT AGREEMENT. Section 4A.5 of the Credit Agreement is hereby amended by deleting Section 4A.5 in its entirety and restating it as follows:

                  "Section 4A.5. OPTIONAL PREPAYMENT OF TERM LOAN. The Domestic Borrowers shall have the right at any time to prepay the Term Notes on or before the Term Loan Maturity Date, as a whole, or in part, upon not less than three (3) Business Days prior written notice to the Administrative Agent, without premium or penalty (other than the obligation to reimburse the Term Loan Lenders and the Administrative Agent pursuant to Section 5.14 hereof, or as otherwise stated herein), PROVIDED that (i) each partial prepayment shall be in the principal amount of $1,000,000 or an integral multiple of $500,000 thereof, (ii) each partial prepayment shall be allocated among the Term Loan Lenders in accordance with such Bank's Term Loan Percentage, and (iii) in the event that any prepayment under this Section 4A.5 is made during the Premium Period, the Prepayment Premium on the amount prepaid shall be payable by the Borrowers to the Administrative Agent for the benefit of the Term Loan Lenders PRO-RATA in accordance with their Term Loan Percentages. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity. No amount repaid with respect to the Term Loan may be reborrowed."

          5. AMENDMENTS TO SECTION 4A.6.1 OF THE CREDIT AGREEMENT. Section 4A.6.1 of the Credit Agreement is hereby amended by deleting the subsections (a) and (b) in their entirety and restating them as follows:

                  "(a) To the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Base Rate, the Term Loan or such portion thereof shall bear interest during such Interest Period at the rate of 2.000% per annum PLUS the Adjusted Margin, if applicable (the "Term Loan Base Rate Margin") above the Base Rate.

                  (b) At the option of the Domestic Borrowers, and upon notice given to the Administrative Agent pursuant to Section 4A.6.2, so long as no Default or Event of Default has occurred or is continuing, to the extent that all or any portion of the Term Loan bears interest during such Interest Period at the Eurodollar Rate, the Term Loan or such portion shall bear interest during such Interest Period at the rate of 3.500% per annum (the "Term Loan Eurodollar Margin") above the Eurodollar Rate PLUS the Adjusted Margin, if applicable."

         6. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Third Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Third Amendment.

         7. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         8. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

         9. EFFECTIVENESS. The changes to the pricing made herein shall be effective as of March 15, 2000.

         IN WITNESS WHEREOF, each of the undersigned have duly executed this Third Amendment as of the date first set forth above.

                                   FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), individually and as Administrative Agent


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   KEYBANK NATIONAL ASSOCIATION,
                                   individually and as Documentation Agent


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   BANK OF AMERICA, N.A.,
                                   individually and as Syndication Agent


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   COMERICA BANK


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   CIBC INC.


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   LASALLE BANK NATIONAL
                                   ASSOCIATION


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   FIRST VERMONT BANK AND TRUST
                                   COMPANY


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE, individually and as
                                   Canadian Agent



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   SANKATY HIGH YIELD PARTNERS II, L.P.



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   GREAT POINT CLO 1999-1 LTD.



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   NORTH AMERICAN SENIOR FLOATING RATE



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   KEMPER FLOATING RATE FUND



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   CARLYLE HIGH YIELD PARTNERS II, LTD.



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   CYPRESSTREE INVESTMENT
                                   PARTNERS I, LTD



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   OPPENHEIMER SENIOR FLOATING
                                   RATE FUND



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   CREDIT SUISSE FIRST BOSTON



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                   By:  Indosuez Capital Luxembourg, as
                                        Collateral Manager



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   FRANKLIN FLOATING RATE TRUST



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   ARES LEVERAGED INVESTMENT FUND II, L.P.



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   ARES III CLO LTD.
                                   By: ARES CLO Management LLC



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   ELT LTD.



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   STRATEGIC MANAGED LOAN PORTFOLIO



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   FIRST DOMINION FUNDING II



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   FIRST DOMINION FUNDING III



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   KZH SHOSHONE LLC



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   PILGRIM AMERICA HIGH INCOME INVESTMENTS, LTD.



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------





                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   PILGRIM CLO 1999-1 LTD.
                                   By:  Pilgrim Investments, Inc., as its
                                        investment manager



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   BANKERS TRUST COMPANY



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   ARCHIMEDES FUNDING III LTD



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   CYPRESSTREE INVESTMENT PARTNERS II, LTD.



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   KZH-ING-1 LLC



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   KZH-ING-3 LLC



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   SEQUILS-ING I (HBDGM), LTD.



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   SEQUILS 1 LTD.
                                   By:  TCW Advisors, Inc. as its Collateral
                                        Manager



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   THE TRAVELERS INSURANCE COMPANY



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   TRAVELERS CORPORATE LOAN FUND INC.
                                   By: Travelers Asset Management International Company LLC



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   VAN KAMPEN PRIME RATE INCOME TRUST



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   ELC (CAYMAN) LTD. 1999-III



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   FIRST ALLAMERICA FINANCIAL LIFE INSURANCE CO.



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   AVALON CAPITAL LTD.
                                   By: INVESCO Senior Secured Management, Inc., as Portfolio Advisor



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   OLYMPIC FUNDING TRUST, SERIES 1999-1



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                   KZH CYPRESSTREE-1 LLC



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   NORSE CBO, LTD.



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   COLUMBUS LOAN FUNDING LTD.
                                   By: Travelers Asset Management International Company LLC



                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------





                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                DOMESTIC BORROWERS:
                -------------------

                ALL CYCLE WASTE, INC.
                BRISTOL WASTE MANAGEMENT, INC.
                CASELLA T.I.R.E.S., INC.
                CASELLA TRANSPORTATION, INC.
                CASELLA WASTE MANAGEMENT, INC.
                CASELLA WASTE MANAGEMENT OF N.Y., INC.
                CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC. CASELLA WASTE SYSTEMS, INC.
                GRASSLANDS INC.
                HAKES C & D DISPOSAL, INC.
                HIRAM HOLLOW REGENERATION CORP.
                NATURAL ENVIRONMENTAL, INC.
                NEWBURY WASTE MANAGEMENT, INC.
                NEW ENGLAND WASTE SERVICES, INC.
                NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC. NEW ENGLAND WASTE SERVICES OF N.Y., INC.
                NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
                NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
                NORTHERN SANITATION, INC.
                PINE TREE WASTE, INC.
                RESOURCE RECOVERY OF CAPE COD, INC.
                RESOURCE TRANSFER SERVICES, INC.
                RESOURCE WASTE SYSTEMS, INC.
                SAWYER ENVIRONMENTAL RECOVERY FACILITIES, INC. SAWYER ENVIRONMENTAL SERVICES
                SCHULTZ LANDFILL, INC.
                SUNDERLAND WASTE MANAGEMENT, INC.
                WASTE-STREAM INC.
                WESTFIELD DISPOSAL SERVICE, INC.
                WINTERS BROTHERS, INC.


                  By:
                      --------------------------------
                  Name:    Jerry S. Cifor
                  Title:   Treasurer




                       [SIGNATURES CONTINUED ON NEXT PAGE]

                ADVANCED ENTERPRISES RECYCLING INC.
                THE AFA GROUP, INC.
                AFA PALLET, INC.
                AGRO PRODUCTS, INC.
                ALLIED EQUIPT. & SALES CORP., INC.
                AMERICAN SUPPLIES SALES GROUP, INC.
                ARTIC INC.
                ATLANTIC TRANSPORTATION TECHNOLOGIES INC.
                DATA DESTRUCTION SERVICES, INC.
                FAIRFIELD COUNTY RECYCLING, INC.
                FCR CAMDEN, INC.
                FCR FLORIDA, INC.
                FCR GEORGIA, INC.
                FCR GREENSBORO, INC.
                FCR GREENVILLE, INC.
                FCR MORRIS, INC.
                FCR PLASTICS, INC.
                FCR REDEMPTION, INC.
                FCR TENNESSEE, INC.
                FCR VIRGINIA, INC.
                FCR, INC.
                KTI BIO FUELS, INC.
                KTI ENERGY OF MARTINSVILLE, INC.
                KTI ENERGY OF VIRGINIA, INC.
                KTI ENVIRONMENTAL GROUP, INC.
                KTI NEW JERSEY FIBERS, INC.
                KTI OPERATIONS, INC.
                KTI RECYCLING OF ILLINOIS, INC.
                KTI RECYCLING OF NEW ENGLAND, INC.
                KTI RECYCLING OF NEW JERSEY, INC.
                KTI RECYCLING, INC.
                KTI SPECIALTY WASTE SERVICES, INC.
                KTI TRANSPORTATION SERVICES, INC.
                KTI, INC.
                MANNER RESINS, INC.
                MECKLENBURG COUNTY RECYCLING, INC.
                POWER SHIP TRANSPORT, INC.
                TOTAL WASTE MANAGEMENT CORP.
                U.S. FIBER, INC.


                  By:
                       --------------------------------
                  Name:    Jerry S. Cifor
                  Title:   Treasurer



                       [SIGNATURES CONTINUED ON NEXT PAGE]

         PENOBSCOT ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP
                  By: PERC Management Company Limited Partnership, general
                      partner
                  By: PERC, Inc., general partner


                           By:
                               --------------------------------------
                                    Name:   Jerry S. Cifor
                                    Title:  Treasurer



         PERC MANAGEMENT COMPANY, LIMITED PARTNERSHIP
                  By: PERC, Inc., general partner


                           By:
                               --------------------------------------
                                    Name:   Jerry S. Cifor
                                    Title:  Treasurer


                CANADIAN BORROWERS:
                --------------------

                KTI RECYCLING OF CANADA, INC.
                1316991 ONTARIO, INC.


                By:
                    -----------------------------
                Name:      Jerry S. Cifor
                Title:     Treasurer